EXHIBIT 99

The Fourteenth Annual Needham Growth Conference January 10-12th, 2012, New York City  Clean Technologies Communications Consumer Enterprise Infrastructure Healthcare  Industrial & Diversified Growth | Semiconductors & Equipment | Software & Services The Leading Growth Company Focused Investment Bank for 27 Years Global Telecom and Technology, Inc.

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential This presentation may contain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts made in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements. These statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive risks, uncertainties, and contingencies, many of which are beyond our control. Undue reliance should not be placed on such statements. We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by any forward-looking statements contained in this presentation. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause the company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors and risks that could cause actual results to differ materially from our expectations are described in the most recent Global Telecom and Technology Forms 10-Q and 10-K, on file with the SEC. (www.sec.gov) The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties, assumptions, and other factors. We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Disclaimer

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential GTT is a global telecom carrier delivering network services to large enterprise, government and carrier clients in over 80 countries worldwide Expanding Market for Data and Cloud Connectivity Global Platform Deep Expertise and Proven Success GTT Company Overview 3

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential •$241B cloud computing marketplace by 2020 (Forrester: ‘Sizing The Cloud’ April 2011) •Current Global Wireline Data market estimated at ~$250B per annum (IDC World Wide Telecommunications Services Database 2H09)•US enterprise to spend $44B on Ethernet services in next 5 years (Insight Research: Carriers and Ethernet Services: Public Ethernet in Metro & Wide Area Networks, 2011-2016) Key Market Trends 4

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential GTT ‘Network as a Service’ •800 global suppliers and peers Extensive database of building-level bandwidth availability No geographic limitations Single Contract for multi-vendor solutions Global Project Management End to end solution management via 24/7 NOC/Portal Global layer-2 switched Ethernet mesh Performance IP Internet Access 100+ PoPs across North America, Europe, Asia 5

C yright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential Cloud Computing ‘Stack’ Software as a Service (SaaS) Platform as a Service (PaaS) Infrastructure as a Service (IaaS) Applications On demand basic infrastructure i.e. servers or storage Intelligent infrastructure Cloud Computing takes different forms – each slice of the stack has its own players. All players make their cloud based services available for access online. CIO’s seek to access the utilities in a way that allows them to be readily available and fit for purpose, ensuring they appear ‘local’ to the user. Mission critical applications demand connectivity that has high performance, robust SLA’s and is secure. GTT ‘Network as a Service’- Cloud Connectivity Opportunity C loud Delivery Network N etwork as a Service 6

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential Private Data Centre Partner Offices Public Data Centre Branch Office Head Office Public Utilities Single tail circuit combining layer 2 and Internet access Private Layer 2 Ethernet Public Internet GTT allows customer to select the cloud services that are best fit by making connectivity ubiquitous Maximum flexibility for Public, Private and Hybrid cloud solutions Optimizing application performance and security where ever possible Cloud Delivery Network GTT ‘Network as a Service’- Cloud Solutions 7

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential Proven Performance Over 1,200 blue chip clients in Wholesale and Enterprise & Government markets Enterprise and Government Wholesale Plus global leaders in: Auto Manufacturing Global Consulting Global Finance Government Agencies Plus Leading Providers of: Web-based SAAS providers Global Financial Information and Trading Government Solutions Internet Content Delivery Wireless Services and Cable Television 8

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential 9 Accelerating Financial Results Dollars in $000 1 2009 adversely impacted by foreign exchange rate fluctuation and its effect on translation of EUR and GPB denominated revenue to GTT’s functional reporting currency (USD) 2Non GAAP measure. Equivalent to: Operating Income excluding Depreciation, Amortization and Non-Cash Compensation costs 32011 Estimate based on YTD 9/30/2011 plus run-rate estimate for Q4 2011 Adjusted EBITDA 2, 3 Revenue 3

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential 10 GTT Growth Strategy •Grow Both Organically and Through Acquisition Focus on Data Telecom Services Focus on Large Enterprise/Government and Wholesale Clients Expand GTT Network Assets Dollars in $000

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential 11 Attractive Valuation and Credit Statistics 1Book value including unamortized debt discount, face value $30.765M 2Treasury method at trading price as of 12/21/2011 Dollars in $millions (except for share price) Leverage Ratio below 2.5x Net Debt / EBITDA Trading multiple below 5.0x EBITDA and Unlevered Free Cash Flow Pay-down of debt from Unlevered Free Cash Flow is accretive to equity Improving 4th quarter and 2012 results

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential 12 Efficient, Profitable, Sustainable Business Model High proportion of incremental Gross Margin and EBITDA flows to Net Income and Unlevered Free Cash Flow Growing Revenue Increasing Margins Low capital intensity –Growing revenue of 13% CAGR since 2007 –Services contracted with terms staggered over 1-3 years –Historical Churn-rate of 2.0-2.5% –Contract diversity with 68% US, 32% Europe over 1000+ clients –Increasing deployment of owned network assets –30% Gross Margin, 11% EBITDA margin at Q3 2011 –SG&A at 19% of revenue and declining –Over $1M of annual revenue per employee (94 Headcount) –Low Debt Required –Capex averages ~0.5% of revenue –Annual capital expenditures +/- $1M –Net Debt at 2.3x EBITDA High proportion of incremental Gross Margin and EBITDA flows to Net Income and Unlevered Free Cash Flow

M&A Strategy

Demonstrated Success

Packet Exchange

- 485 clients, ~$20MM annual revenue
- Expanded network depth and breadth (Core Switching, Asia and Europe POP's)
- Accretive transaction, fully debt-financed

WBS Connect

- 400 clients and network in 50 cities
- Expanded data service portfolio (Ethernet, IP)
- Accretive transaction (3-4X post synergy multiple)

GII and ETT

- Acquired by Mercator Partners in October 2006 to create GTT
- Integrated into single public company by existing management in 2007
- Re-ignited organic sales growth and drove positive EBITDA by Q3 '07

- **Proven Platform for consolidation**
  - Successfully integrated prior acquisitions
  - CMD platform (operating platform) enables rapid and deep synergy realizations
  - Objective to drive cost synergy realization in 1-2 quarters
- **Large M&A pipeline**
  - Represent $355 million of aggregate revenue
  - 11 US based, 5 International
  - Add strategic network assets, clients and geographic presence

13

Copyright © 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net
GTT Confidential

Copyright ® 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net GTT Confidential 14 Investment Summary Global company providing ‘Network as a Service’ to large and growing market –IP Network serving 100+ points of presence in North America, Europe and Asia –Global network of 800+ off-net suppliers and peers –1,200 large enterprise and wholesale clients –$250 Billion wire-line data market driven by Cloud Computing and IP Content Proven growth and bottom-line performance –Revenue run-rate over $100M with 13% CAGR since 2007 –EBITDA run-rate over $10M with 67% CAGR since 2008 Dual-pronged growth strategy –Proven M&A and integration success –‘Network as a Service’ philosophy serves Cloud-Connectivity needs Attractive Financial Metrics –High conversion of EBITDA to Cash Flow –Net leverage < 2.5x EBITDA –Trading Value implies Enterprise Value <5.0x EBITDA

The Fourteenth Annual Needham Growth Conference January 10-12th, 2012, New York City | Clean Technologies | Communications | Consumer | Enterprise Infrastructure | Healthcare | | Industrial & Diversified Growth | Semiconductors & Equipment | Software & Services | The Leading Growth Company Focused Investment Bank for 27 Global Telecom and Technology, Inc.